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                                                               EXHIBIT 10.39(c)

               AMENDMENT NO. THREE TO REVOLVING CREDIT AGREEMENT

        This Amendment No. Three (the "Amendment") dated as of June 30, 1995, is among FOOTHILL CAPITAL CORPORATION, a California corporation ("Company"), the banks that are signatories hereto (collectively, the "Banks" and individually, a "Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BOA"), as Agent (the "Agent") for the Banks.

                                    RECITALS

        A. The Banks, the Agent and the Company entered into a Revolving Credit Agreement dated as of June 30, 1994, as amended by Amendment No. One dated as of February 1, 1995 and by Amendment No. Two dated as of May 31, 1995 (the "Agreement").

        B. The Banks, the Agent and the Company desire to further amend the Agreement on the terms and conditions set forth herein.

                                   AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2.      Amendments.  The Agreement is hereby amended as follows:

                2.1 In Section 7.2(b) of the Agreement, "85%" is substituted for "125%" appearing therein.

                2.2 The last three lines of Section 8.3(a)(i) of the Agreement, immediately preceding the semi-colon (;), are amended to read:

                        "exceeds $17,500,000 plus 50% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for the Computation Period;"

        3. Representations and Warranties. When the Company signs this Amendment, the Company represents and warrants to the Agent and the Banks that:
(a) there is no Default or Event of Default, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Company's powers, has been duly authorized, and does not conflict with any of the Company's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Company is bound.

        4. Conditions. This Amendment will be effective when the Agent receives the following items, in form and content acceptable to the Agent and the Banks:

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                4.1     This Amendment executed by the Agent, the Banks and
 the Company.

                4.2 Certified copies of the resolutions or other determinations of the Board of Directors of the Company, approving this Amendment and the other documents and instruments to be executed and delivered in connection herewith, together with a certificate of an Authorized Representative certifying on behalf of the Company the names and true signatures of the officers of the Company authorized to execute the Amendment and other documents delivered in connection therewith.

        5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, without regard to conflict of laws principles.

        6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        7. Execution in Counterparts. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        This Amendment is executed as of the date stated at the beginning of this Amendment.

                                        FOOTHILL CAPITAL CORPORATION

                                        By:    Kent W. Dahl
                                           -----------------------------------
                                        Title: Senior Vice President/Treasurer
                                              --------------------------------

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, solely as Agent

                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as a Bank

                                        By:
                                           -----------------------------------
(Signatures continue)                   Title:
                                              --------------------------------

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